UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

KAISER GROUP HOLDINGS, INC.

(Successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9300 Lee Highway
Fairfax, Virginia		22031-1207
(Address of principal executive offices)		(Zip Code)

(703) 934-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 21, 2006, the Board of Directors (the “Board”) of Kaiser Group Holdings, Inc. (the “Company”) directed the Company’s management to begin to explore proactively potential acquisition opportunities as a key element in determining the future business direction for the Company. In particular, the Board directed the Company’s management to focus its due diligence efforts on identifying acquisition possibilities that could take advantage of the Company’s structure as a public company. The Company expects to continue to attempt to develop its existing business opportunities, which include the analytical management services business of Kaiser Analytical Management Services, Inc. and the provision of derivative captive insurance services through MS Builders Insurance Company. In the event that the Board determines that there are not sufficiently attractive acquisition opportunities, it will consider other strategies to maximize shareholder value.

This Current Report on Form 8-K contains, and our other periodic filings with the Securities and Exchange Commission and written or oral statements made by our officers and directors to the press, potential investors, securities analysts and others may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not historical facts, but rather are predictions, and generally can be identified by use of statements that include terms such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or “foresee” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as our intent, belief, or expectation with respect to financial performance, claims resolution, cash availability, stock redemption plans, contract awards and performance, potential acquisitions and joint ventures and cost-cutting measures are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, including those described below, the forward-looking events might or might not occur. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaiser Group Holdings, Inc.
(Registrant)

/s/ Douglas W. McMinn
Douglas W. McMinn
President and Chief Executive Officer
Date: April 25, 2006